EXHIBIT 99.1

Esports Entertainment Group Appoints International Audit Firm UHY as Auditor

ST. MARY'S, ANTIGUA, April 26, 2018 (GLOBE NEWSWIRE) – Esports Entertainment Group, Inc. (OTCQB:GMBL) (or the "Company"), a licensed online gambling company with a specific focus on esports wagering and 18+ gaming, announced today the appointment of UHY McGovern Hurley LLP (“UHY”) as its auditors, replacing PLS CPA (“PLS”).

The appointment of UHY, part of an international network of accounting and consulting firms with 320 offices across 95 countries, is a reflection of the growing and anticipated needs of the Company, which currently has offices and licences in North America, The Caribbean and Europe, with further geographic expansion anticipated in the future.

The UHY network is a member of the Forum of Firms, an association of international networks of accounting firms. The Forum's goal is to promote consistent and high-quality standards of cross-border financial reporting and auditing practices worldwide, and the adoption of international auditing standards. For additional information on the Forum of Firms, visit www.forumoffirms.org.

The UHY network is currently ranked 16th among the largest international audit, accounting, tax and consultancy networks by fee income (source: International Accounting Bulletin, February 2018).  For additional information about the UHY network, visit www.uhy.com.

Grant Johnson, CEO of Esports Entertainment Group stated “UHY is recognized as a leader providing audit services to industry worldwide, and we are pleased to work with a firm that truly understands our global needs. Moreover, the appointment of UHY continues our philosophy of providing the safest, most secure, transparent and regulated esports wagering platform in the world.”

This press release is available on our Online Investor Relations Community for shareholders and potential shareholders to ask questions receive answers and collaborate with management in a fully moderated forum at: https://agoracom.com/ir/EsportsEntertainmentGroup

About Esports Entertainment Group

Esports Entertainment Group, Inc. is a next generation online gambling and 18+ gaming company. Initially, Esports Entertainment offers bet exchange style wagering on esports events in a licensed, regulated and secured platform to the global esports audience, excluding the US and EU. In addition, Esports Entertainment intends to offer users from around the world the ability to participate in multi-player mobile and PC video game tournaments for cash prizes. Esports Entertainment is led by a team of industry professionals and technical experts from the online gambling and the video game industries, and esports. The Company holds licenses to conduct online gambling and 18+ gaming on a global basis, excluding the US and EU, in Curacao, Kingdom of the Netherlands and the Kahnawake Gaming Commission in Canada. The Company maintains offices in Antigua and Curacao. Esports Entertainment common stock is listed on the OTCQB under the symbol GMBL. For more information visit www.esportsentertainmentgroup.com.

FORWARD-LOOKING STATEMENTS

The information contained herein includes forward-looking statements. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of the Act.

Contact:

Corporate Finance Inquiries
Stephen Cotugno
Vice President, Corporate Development
steve@esportsentertainmentgroup.com
201-220-5745

Investor Relations Inquiries
AGORACOM
ESPO@agoracom.com
http://agoracom.com/ir/eSportsEntertainmentGroup